LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV

Legg Mason Partners Variable Multiple Discipline Portfolio

Balanced All Cap Growth and Value (the “Portfolio”)

SUPPLEMENT DATED SEPTEMBER 7, 2006

TO THE PROSPECTUS DATED MAY 1, 2006

The following supplements and supersedes any contrary information contained in the Prospectus and all prior supplements:

The following supplements the section entitled “Portfolio managers” on pages 10 and 11 of the prospectus dated May 1, 2006:

Roger Paradiso, investment officer and managing director of the Manager, is the coordinating portfolio manager of the Portfolio. Kirstin Mobyed, investment officer and director of the Manager, is the co-coordinating portfolio manager of the Portfolio.

Alan J. Blake and Richard A. Freeman, both investment officers and managing directors of the Manager, are the segment co-managers responsible for the day-to-day management of the All Cap Growth segment of the Portfolio.

John Goode and Peter J. Hable, both investment officers and managing directors of the Manager, are the segment co-managers responsible for the day-to-day management of the All Cap Value segment of the Portfolio.

Ellen S. Cammer, investment officer and managing director of the Manager, and Valerie Bannon, investment officer and director of the Manager, are the segment co-managers responsible for the day-to-day management of the Fixed Income—Government Securities Management segment of the Portfolio.

Biographies of the coordinating portfolio managers and segment managers, together with their five-year employment histories, are contained on pages 10-11 of the prospectus dated May 1, 2006.

The portfolio managers listed above are the sole portfolio managers of the Portfolio and have been solely responsible for the day-to-day management of the Portfolio since its inception, with the exception of Ms. Bannon, who has been responsible for the day-to-day management of the Fixed Income—Government Securities Management segment of the Portfolio since 2004.

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